UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN EAGLE OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN EAGLE OUTFITTERS, INC.	PLEASE VOTE NOW!

AMERICAN EAGLE OUTFITTERS, INC.

Annual Meeting of Stockholders
June 25, 2025 at 11:00 a.m. Eastern Daylight Savings Time via the internet

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to: https://web.viewproxy.com/ae/2025

To vote your proxy while visiting this site, you will need the 11 digit control number in the box on this page.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a Proxy Card. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or Email copy of the proxy material, you must request one, there is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 17, 2025.

Meeting Materials: Notice of Meeting,

Proxy Statement, Annual Report and
Fiscal 2024 Form 10-K.

Important Notice Regarding the

Availability of Proxy Materials for the

Stockholders Meeting To Be Held On June

25, 2025 For Stockholders

of record as of May 1, 2025.

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SEE REVERSE FOR FULL AGENDA

AMERICAN EAGLE OUTFITTERS, INC.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

DIRECTORS, AND “FOR” PROPOSALS 2 AND 3.

Proposal 1:

Election of Directors

(1)	Deborah A. Henretta

(2)	Cary D. McMillan

Proposal 2:

Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026.

Proposal 3:

Hold an advisory vote on the compensation of our named executive officers.